UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 27, 2023

CRANE COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

Delaware	1-41570	88-2846451
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place Stamford CT	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced, Crane Holdings, Co. (“Crane Holdings”) plans to spin-off its Aerospace & Electronics, Process Flow Technologies and Engineered Materials segments to Crane Holdings’ stockholders (the “Separation”). Upon completion of the Separation, Crane Company (the “Company”), a wholly-owned subsidiary of Crane Holdings, will be an independent, publicly-traded company.

Pursuant to approval by the Board of Directors of the Company (the “Board”) and the Board of Directors of Crane Holdings (the “Crane Holdings Board”), acting for Crane Holdings in its capacity as the sole stockholder of the Company, on December 6, 2022, the Company adopted the Crane Company 2023 Stock Incentive Plan (the “Crane Company Plan”). On February 27, 2023, the Board and the Crane Holdings Board, acting for Crane Holdings in its capacity as the sole stockholder of the Company, approved updates to the Crane Company Plan to add (i) the number of shares of Crane Company’s common stock to be reserved for issuance under the Crane Company Plan in the amount of 9,750,000 shares and (ii) the maximum number of shares of Crane Company’s common stock that may be awarded as incentive stock options in the amount of 9,750,000 shares. By its terms the Crane Company Plan becomes effective upon consummation of the Separation.

A summary of the Crane Company Plan can be found in the Company’s amended preliminary information statement, which was included as Exhibit 99.1 to Amendment No. 1 to the Registration Statement on Form 10 filed with the United States Securities and Exchange Commission (the “SEC”) by the Company on January 24, 2023, under the section entitled “Crane Company 2023 Stock Incentive Plan.” This summary is incorporated herein by reference. The foregoing description of the Crane Company Plan set forth under this Item 5.02 is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Crane Company Plan, which is included as Exhibit 10.7 to the Registration Statement on Form 10 filed with the SEC by the Company on December 15, 2022 and is incorporated herein by reference. The only changes made to the Crane Company Plan document as previously filed as a result of the actions taken on February 27, 2023 were to specify (i) the number of shares available for issuance for awards and (ii) the maximum number of shares available for awards of incentive stock options, all as described above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Crane Company 2023 Stock Incentive Plan (incorporated by reference to Exhibit 10.7 to the Form 10-12B, filed by Crane Company on December 15, 2022)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements relating to the planned Separation, the expected timing of the transaction and the anticipated benefits of the transaction. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “plan(s),” “may,” “will,” “would,” “could,” “should,” “seek(s),” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, it can give no assurance that its expectations will be attained.

Risks and uncertainties that could cause actual results to differ materially from the Company’s expectations include, but are not limited to: changes in global economic conditions (including inflationary pressures) and geopolitical risks, including macroeconomic fluctuations that may harm the Company’s business, results of operation and stock price; the effects of the ongoing coronavirus pandemic on the Company’s business and the global and U.S. economies generally; information systems and technology networks failures and breaches in data security, personally identifiable and other information, non-compliance with the Company’s contractual or other legal obligations regarding such information; potential exposure from numerous lawsuits for asbestos-related personal injury; the Company’s ability to source components and raw materials from suppliers, including disruptions and delays in the Company’s supply chain; demand for the Company’s products, which is variable and subject to factors beyond its control; governmental regulations and failure to comply with those regulations; fluctuations in the prices of the Company’s components and raw materials; loss of personnel or being able to hire and retain additional personnel needed to sustain and grow the Company’s business as planned; risks from environmental liabilities, costs, litigation and violations that could adversely affect the Company’s financial condition, results of operations, cash flows and reputation; risks associated with conducting a substantial portion of the Company’s business outside the U.S.; being unable to identify or complete acquisitions, or to successfully integrate the businesses the Company acquires, or complete dispositions; adverse impacts from intangible asset impairment charges; potential product liability or warranty claims; being unable to successfully develop and introduce new products, which would limit the Company’s ability to grow and maintain its competitive position and adversely affect its financial condition, results of operations and cash flow; significant competition in the Company’s markets; additional tax expenses or exposures that could affect the Company’s financial condition, results of operations and cash flows; inadequate or ineffective internal controls; specific risks relating to Crane Holdings’ reportable segments, including Aerospace & Electronics, Process Flow Technologies, Payment & Merchandising Technologies and Engineered Materials; the ability and willingness of the Company and Crane Holdings to meet and/or perform their obligations under any contractual arrangements that are entered into among the parties in connection with the Separation and any of their obligations to indemnify, defend and hold the other party harmless from and against various claims, litigation and liabilities; and the ability to achieve some or all the benefits that the Company expects to achieve from the Separation.

All forward-looking statements set forth in this Current Report on Form 8-K are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to or effects on the Company or its business or operations. Forward-looking statements set forth in this Current Report on Form 8-K speak only as of the date hereof, and the Company does not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE COMPANY

February 27, 2023

	By:	/s/ Anthony M. D’Iorio
Name: Anthony M. D’Iorio
Title: Executive Vice President, General Counsel and Secretary

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